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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 15, 2004

                           Long Island Financial Corp.
                           ---------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                        0-29826              11-3453684
         --------                       ---------             ----------
(State or other Jurisdiction of         (Commission          (IRS Employer
 Incorporation or Organization)         File Number)         Identification No.)

                         1601 Veterans Memorial Highway
                            Islandia, New York 11749
              -----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (631) 348-0888
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
            ---------------------------------------------

         On October 15, 2004, the registrant issued a press release announcing the registrant's earnings for the third quarter ended September 30, 2004 and the declaration of a dividend.

         The full text of the press release is attached as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

c.   Exhibits

     Exhibit Number                Description
     --------------                -----------
     99.1                          Press release dated October 15, 2004.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      LONG ISLAND FINANCIAL CORP.


                                          /s/ Douglas C. Manditch
                                          -----------------------
                                      By: Douglas C. Manditch
                                          President and Chief Executive Officer
                                          Date: October 18, 2004


                                          /s/ Thomas Buonaiuto
                                          --------------------
                                      By: Thomas Buonaiuto
                                          Vice President & Treasurer
                                          Date: October 18, 2004